                                                         [STAMP]
                                                          870869
                                                          FILED
                                         In the office of the Secretary of State
                                               of the State of California
                                                        AUG 4 1978
                                            MARCH FONG EU, Secretary of State
                                                   By /s/ Bill Holden
                                                      ---------------
                                                           Deputy


                            ARTICLES OF INCORPORATION

                                       OF

                                D & F INDUSTRIES

                                        I

The name of this corporation is D & F INDUSTRIES.

                                       II

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

The name and address in the State of California of this corporation's initial agent for service of process is:

                       Richard D. Marconi
                       987 North Enterprise Way
                       Orange, California 92667

                                       IV

This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 1,000,000.

DATED: August 3, 1978


                                             /s/ Richard D. Marconi
                                             ----------------------
                                               Richard D. Marconi

I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.


                                             /s/ Richard D. Marconi
                                             ----------------------
                                               Richard D. Marconi

                                                         [STAMP]
[SEAL]                                                   870869
                                                          FILED
                                         In the office of the Secretary of State
                                               of the State of California
                                                       AUG 24 1978
                                            MARCH FONG EU, Secretary of State
                                                   By /s/ James E. Harris
                                                      -------------------
                                                            Deputy


                           CERTIFICATE OF AMENDMENT OF

                            ARTICLES OF INCORPORATION

                                       OF

                                D & F INDUSTRIES

RICHARD D. MARCONI certifies that:

      1.    He is the incorporator of said Corporation.

      2. He adopts the following amendment of Articles of Incorporation of said corporation. Article IV shall be amended to read as follows:
            "This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 2,000,000."

      3. Said corporation has issued no shares and no directors were named in the Articles of Incorporation or have been elected.


                                        /s/ Richard D. Marconi
                                        ------------------------------------
                                        Richard D. Marconi, Incorporator

      The undersigned declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge.

      Executed at Covina, California on August 7, 1978.


                                        /s/ Richard D. Marconi
                                        ------------------------------------
                                        Richard D. Marconi, Incorporator